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                                                                 EXHIBIT 10(iii)


                              ALLIANCE AGREEMENT

     THIS ALLIANCE AGREEMENT (the "Agreement") is made as of April 14, 1999, between CNG POWER COMPANY, a Delaware corporation ("CNG"), and DOMINION RESOURCES, INC., a Virginia corporation ("DRI").

                                 INTRODUCTION

     A. DRI, though its subsidiaries, is engaged in the business of developing, owning and operating energy facilities, including gas-fired electric generation facilities. DRI desires to expand its ownership of energy facilities principally in the area from New England to the states comprising the Mid-America Interconnected Network.

     B. CNG is engaged in the business of developing and owning independent power projects.

     C. In order to further DRI's desire to expand its ownership of energy facilities in the area which includes major portions of the pipeline system of CNG's Affiliates, and to further CNG's desire to expand the market for gas along the pipeline system of CNG's Affiliates through the development of gas-fired electric generation facilities, DRI and CNG have entered into this Agreement.

                                   ARTICLE I
                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Acceptance Notice" shall have the meaning set forth in Section 7.3

     "Affiliate" shall mean as to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such first Person. A Person shall be deemed to control another Person if such Person
(i) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such other Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) owns or controls 10 percent or more of the equity securities of such other Person.

     "Agreement" shall have the meaning set forth in the first paragraph hereof.

     "Alliance Information" shall mean all data, evaluations, projections and other information provided by one Party to the other pursuant to this Agreement and all information developed by or on behalf of the Parties pursuant to their activities under this Agreement (including, without limitation Development Site locations).
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     "CNG" shall have the meaning set forth in the first paragraph hereof.

     "CNG Manager" shall have the meaning set forth in Section 2.4(b).

     "Confidential Information" shall have the meaning set forth in Section 5.1(a).

     "Development Area" means the area within a three-mile radius of a Development Site.

     "Development Entity" shall have the meaning set forth in Section 3.4(a).

     "Development Sites" means, for any date, all of the Existing Sites and any Development Sites which have been identified by the Management Committee pursuant to Section 3.1 on or before such date, less any Development Sites which the Management Committee has eliminated from the list of Development Sites prior to such date pursuant to Section 3.1.

     "Dominion Manager" shall have the meaning set forth in Section 2.4(b).

     "DRI" shall have the meaning set forth in the first paragraph hereof.

     "Existing Sites" shall have the meaning set forth in Section 3.1.

     "Facilities" shall mean gas-fired electric generation facilities.

     "Management Committee" shall have the meaning set forth in Section 2.4(a).

     "Manager" shall have the meaning set forth in Section 2.4(b).

     "No Purchase Termination" shall have the meaning set forth in Section 7.3.

     "Notes" shall have the meaning set forth in Section 5.1(b).

     "Party" shall mean each of CNG and DRI.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other legal entity.

     "Purchase Termination" shall have the meaning set forth in Section 7.3.

     "Receipt Date" shall have the meaning set forth in Section 7.2.

     "Receiving Party" shall have the meaning set forth in Section 7.2.

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     "Representative" shall mean, with respect to a Party, the officers, directors, employees, agents, representatives and advisors of such Party and its Affiliates.

     "Resolution Period" shall have the meaning set forth in Section 7.1(b).

     "Response" shall have the meaning set forth in Section 7.4.

     "Sites" shall have the meaning set forth in Section 2.2.

     "Tendered Interest" shall have the meaning set forth in Section 7.4(a).

     "Terminating Party" shall have the meaning set forth in Section 7.2.

     "Termination Date" shall have the meaning set forth in Section 7.2.

     "Termination Notice" shall have the meaning set forth in Section 7.2.

     "Termination Price" shall have the meaning set forth in Section 7.2.

     "Transfer Agreement" shall have the meaning set forth in Section 7.2.

     "Transfer of Control" shall mean: (i) with respect to DRI, the transfer of ownership or control of a majority of the voting equity interests in DRI, whether in one transaction or a series of transactions, to a Person and any Affiliates of such Person or (ii) with respect to CNG, the transfer of ownership or control of a majority of the voting equity interests in either CNG or Consolidated Natural Gas Company, whether in one transaction or a series of transactions, to a Person and any Affiliates of such Person.


                                  ARTICLE II
                                 THE ALLIANCE

     SECTION 2.1 BASIC AGREEMENT. On the terms and subject to the conditions set forth in this Agreement, the Parties hereby agree to form an alliance to undertake the activities contemplated herein.

     SECTION 2.2 PURPOSE OF THE ALLIANCE. The purpose of the alliance will be to identify and evaluate potential sites ("Sites") for the development of Facilities to be located generally along the pipeline system of CNG's Affiliates in Ohio, Pennsylvania, New York, West Virginia and Virginia, and, through one or more Affiliates of the Parties, to seek to develop, own, operate and maintain such Facilities and to market power and other energy products generated thereby.

     SECTION 2.3 RIGHTS OF PARTIES IN ALLIANCE INFORMATION AND RIGHTS. All Alliance Information and all permits and development rights in or with respect to any Development Site owned or controlled by either Party or its Affiliates shall be available

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for use by both Parties in connection with the identification, evaluation and development of Development Sites.

     SECTION 2.4  MANAGEMENT COMMITTEE.

          (a) The management of the Parties' activities pursuant to this Agreement will be conducted through a management committee (the "Management Committee") which will be empowered to set policy for, and to make all decisions in respect of, any activities conducted by the Parties hereunder. The acts of the Management Committee shall bind the Parties.

          (b) The Management Committee shall consist of four individuals (each, a "Manager"). DRI shall be entitled to appoint two Managers to the Management Committee (each a "Dominion Manager"). CNG shall be entitled to appoint two Managers to the Management Committee (each a "CNG Manager"). In addition, each Party shall appoint one or more alternates for each Manager appointed by it. Each alternate shall have all of the powers of the regular Manager in the regular Manager's absence, declination or inability to serve from time to time. Notwithstanding the foregoing, each Dominion Manager and alternative Dominion Manager shall be an employee of Dominion or an Affiliate thereof when appointed by Dominion and at all times thereafter while serving in such position, and each CNG Manager and alternate CNG Manager shall be an employee of CNG or an Affiliate thereof when appointed by CNG and at all times thereafter while serving in such position.

          (c) The Management Committee shall meet at least monthly during the first year after the date hereof and thereafter, at least quarterly, which meetings may be held by telephonic conference. Special meetings of the Management Committee may be called from time to time by any Manager. A quorum shall consist of at least one DRI Manager and one CNG Manager. In lieu of a meeting, action of the Management Committee may be taken by the unanimous written consent of the Managers.

          (d) The unanimous approval of the Managers present at a meeting at which a quorum is present shall be required for the Management Committee to act or to refrain from acting.

          (e) The Management Committee may adopt such rules as the Managers consider necessary to govern its operations, provided such rules are not inconsistent with this Agreement.

          (d) The Management Committee may designate such officers and other agents, and may grant such Persons such rights and powers, as the Management Committee may deem appropriate.

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                                  ARTICLE III
                                   THE SITES

     SECTION 3.1 SITE IDENTIFICATION. The Parties have identified those Sites listed on Exhibit A attached hereto as potential development sites for
          ---------
Facilities (the "Existing Sites"). During the term of this Agreement, the Parties shall seek to identify additional potential Sites for the development of Facilities. The Management Committee shall establish procedures for identifying additional potential Sites, including the information needed to assist in such identification, and each Party shall provide to the other Party such information which it then has available to it (either directly or through its Affiliates) to aid in such identification. At such time as the Management Committee identifies a potential Site, it shall designate such Site in a writing signed by at least one Manager appointed by each Party, whereupon such Site shall become a "Development Site". If the Management Committee determines that a Development Site cannot feasibly be developed for a Facility and the Management Committee specifies that such Site be deleted from the list of Development Sites, then such Site shall no longer be deemed a Development Site.

     SECTION 3.2  SITE EVALUATION.

          (a) The Management Committee shall establish procedures for evaluating Development Sites and shall seek to prioritize those Development Sites which appear to have the greatest potential for successful development. Each Party shall provide to the other Party such information as shall be necessary or appropriate to assist in the evaluation of Development Sites, to the extent such information is then available to such Party (either directly or through its Affiliates).

          (b) Except as otherwise decided by the Management Committee, the Parties will consider the following general criteria for evaluating potential Development Sites: (i) a nominal 14 percent internal rate of return after tax;
(ii) an emphasis on projects which are generally accretive in their first year of operations to DRI and CNG; (iii) an equity structure that provides for 50 percent ownership interest by each of DRI and CNG; (iv) an expectation that projects will be developed with equity funds until the most beneficial long-term financing structure is in place; (v) an expectation that projects will be project- or portfolio-financed, as appropriate, to maximize value; (vi) an expectation that projects will be leveraged to the maximum extent practicable;
(vii) an expectation that tax efficient structures favorable to each Party will be used to the extent possible; and (viii) such additional or alternative criteria as the Management Committee deems appropriate with respect to the Development Site in question.

     SECTION 3.3 EMPLOYEES AND CONTRACTORS. Upon the request of the Management Committee, each Party shall make available to the other Party such employees of that Party or its Affiliates as shall be necessary and available to assist in the performance or furtherance of the objectives of this Agreement. To the extent that qualified employees of the Parties or their Affiliates are not available for such purposes,

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the Management Committee may hire or authorize the hiring of third party contractors for the performance of any such activities.

     SECTION 3.4  SITE DEVELOPMENT.

          (a) If the Management Committee determines that a Development Site is suitable for development of a Facility, then the Parties shall form a separate limited liability company or other entity (a "Development Entity") to pursue such development. The Parties anticipate that each such Development Entity shall be formed pursuant to an operating agreement (or other appropriate formation documents) to be mutually agreed upon between the Parties as and when needed. CNG or its Affiliates and DRI or its Affiliates shall each own 50 percent of the equity interests in any such development or Development Entity. In addition, each of CNG and DRI acknowledges and agrees that it will cause the appropriate level of mutually agreeable equity support to be provided to the Affiliate of such Party that owns the interest in the Development Entity.

          (b) During the term of this Agreement, (i) except for development that is conducted by the Parties pursuant to this Agreement, neither Party shall develop (either directly or through its Affiliates) any Facility within a Development Area, or acquire any interest in any Facility in a Development Area, or, if a Development Site is owned or leased by a Party or its Affiliates, sell or lease (either directly or through its Affiliates) to another Person such Development Site and (ii) the Parties, acting pursuant to this Agreement, shall have the exclusive right to develop any Facility within the Development Areas. The terms of this Section 3.4(b) shall survive any termination of this Agreement.

                                  ARTICLE IV
                                   EXPENSES

     Except as set forth in the following sentence, each Party shall bear all expenses incurred by it in connection with this Agreement and the investigation and evaluation of Development Sites pursuant to this Agreement. All third party costs incurred by either Party on behalf of the alliance contemplated hereby or in connection with this Agreement which have been approved by the Management Committee shall be borne equally by the Parties.

                                   ARTICLE V
                                CONFIDENTIALITY

     SECTION 5.1  CONFIDENTIALITY.

          (a) "Confidential Information" means any and all plans, information, processes, procedures, trade secrets, compositions, improvements, devices, programs, know-how, inventions, discoveries, concepts and designs, information regarding business operations, plans and strategies, products or services, data, marketing and distribution plans, site locations, methods and techniques and all other information and other materials whether written or oral (whatever the form or storage medium) provided by a

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Party to the other Party or its Representatives and any analyses, compilations, studies or other documents prepared by either Party or its Affiliates or their respective Representatives which contain or otherwise reflect such information. "Confidential Information" does not include information which: (i) is or was already in a Party's possession prior to contacts with the other Party; (ii) is or becomes generally available to the public other than as a result of a disclosure by a Party or its Representatives (other than the Party whose information is at issue); or (iii) becomes available to a Party or its Representatives on a non-confidential basis from a source other than the other Party or its Representatives; provided that such source is not known to be bound by a confidentiality agreement or other obligation of secrecy with respect to such information.

     (b) To maintain the confidentiality of the Confidential Information, each Party, for itself and its Representatives with access to Confidential Information, agrees, during the period from the date hereof until the second anniversary of the termination of this Agreement: (i) not to use any Confidential Information supplied by the other Party, or any copies, extracts, notes, analyses, summaries, or other material prepared by them or their Representatives based upon the Confidential Information supplied by the other Party (collectively, "Notes") except for the purpose of identifying, evaluating or developing a Development Site as contemplated by this Agreement; (ii) not to disclose any Confidential Information supplied by the other Party or its Representatives or Notes other than to their Representatives with a need to know the information contained therein for the purpose of assisting its identification, evaluation or development of a Development Site; provided, that
                                                                 --------
such Representatives shall have agreed to be bound by the terms of this Agreement and each Party shall be responsible for a breach of this agreement by its Representatives; and (iii) not to disclose the terms of this Agreement, that Confidential Information has been made available, that it or its Representatives have inspected any Confidential Information, or that it has identified a Development Site or is evaluating or planning to develop such Development Site or has had, is having or proposes to have any discussions with respect thereto; provided that (i) such disclosure may be made if required, in the written
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opinion of counsel to a Party, by applicable law or rule of a stock exchange on which a Party's shares are listed if in the event of any such required disclosure the Party shall, prior to such disclosure being made, notify the other Party and in good faith seek to agree upon the form and content thereof, and (ii) nothing contained herein shall prohibit a Party from using Confidential Information solely provided or developed by it or its Representatives in any manner or for any purpose such Party desires.

                                  ARTICLE VI
                                  ASSIGNMENT

     No Party may assign, sell, give, exchange, pledge, encumber or otherwise transfer (including, without limitation, transfers upon dissolution, reorganization or merger), whether voluntary or involuntary, any interest in this Agreement, without the consent of the other Party, which consent may be withheld in the sole and absolute discretion of such other Party.

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                                  ARTICLE VII
                              DISPUTE RESOLUTION

     SECTION 7.1  DEADLOCK.

          (a) If the Parties disagree with respect to the identification, evaluation or development of a Development Site or with respect to any other matter that is material to the operation, financial success, capital requirements or liability of the alliance activities, and if such disagreement is not otherwise resolved within a period of thirty (30) days, then either Party may declare a "material deadlock," which declaration shall be given in writing to the other Party.

          (b)     Upon declaration of a material deadlock in accordance with
Section 7.1(a), DRI and CNG shall each cause one or more of their respective senior executive officers to negotiate in good faith with the designated senior executive officers of the other in an effort to resolve the dispute within the next sixty (60) days (the "Resolution Period").

     SECTION 7.2 TERMINATION NOTICE. If the Parties are unable to resolve the dispute within the Resolution Period in accordance with the provisions of
Section 7.1(b), either Party (the "Terminating Party") may initiate the termination procedures of this Agreement by delivering a written notice (the "Termination Notice") to the other Party (the "Receiving Party") within thirty
(30) days after the end of the Resolution Period requesting the termination of this Agreement. The Termination Notice shall specify the applicable "Termination Price" (as defined below) and a date on which the termination shall occur (the "Termination Date"), which date shall be not less than 60 nor more than 180 days after the date on which the Termination Notice is received by the Receiving Party (the "Receipt Date"). If the Receipt Date does not occur within thirty (30) days following the end of the Resolution Period, then this Agreement shall continue in full force and effect.

     Notwithstanding anything to the contrary contained herein, if prior to the second anniversary of the date of this Agreement (i) a Transfer of Control occurs with respect to a Party (or in the case of CNG, with respect to either CNG or Consolidated Natural Gas Company) or (ii) a written agreement (a "Transfer Agreement") is entered into pursuant to which a Transfer of Control would occur with respect to a Party (or in the case of CNG, with respect to either CNG or Consolidated Natural Gas Company) upon the consummation of such agreement, then, in either such case, such Party shall be deemed to have given a Termination Notice and the Receipt Date shall be deemed to have occurred as of the earlier of the date on which such Transfer of Control occurs or the date on which the Receiving Party receives notice or has knowledge that a Transfer Agreement has been executed; provided, however, the provisions of this paragraph shall not be applicable to, and no Termination Notice shall be deemed given upon the occurrence of, a Transfer of Control arising from a merger of Consolidated Natural Gas Company and DRI or their Affiliates.

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     SECTION 7.3  TERMINATION PRIOR TO SECOND ANNIVERSARY.  If the Receipt Date
occurs or is deemed to occur before the second anniversary of the date of this Agreement, then the Termination Price shall be an amount equal to all unreimbursed expenses incurred by the Terminating Party in connection with this Agreement, from the date hereof to the date on which the Receipt Date occurs. The Terminating Party shall deliver to the Receiving Party, together with the Termination Notice, such documentation as shall be reasonably necessary to substantiate the calculation of such Termination Price; provided, however, that
                                                        -----------------
if the Termination Notice is deemed given in accordance with the last sentence of Section 7.2 hereof, then the Receiving Party shall make its best estimate of the Termination Price, which shall be subject to verification by the Terminating Party.

     The Receiving Party shall have the right to terminate this Agreement by written notice delivered to the Terminating Party (the "Acceptance Notice") within sixty (60) days after the Receipt Date. If the Receiving Party does not give the Acceptance Notice within such sixty (60) day period or if the Receiving Party specifies in such Acceptance Notice that it elects not to purchase the Terminating Party's interest in this Agreement (a "No Purchase Termination"), then this Agreement shall terminate on the Termination Date, at which time all Alliance Information and all development rights provided by a Party shall first be distributed to such Party, the alliance shall then be dissolved and all assets and liabilities of the Parties incurred in connection with this Agreement and approved by the Management Committee shall be distributed equally to the Parties; provided, however, if the Terminating Party is deemed to have given a Termination Notice pursuant to the last sentence of Section 7.2, and the Receiving Party fails to give an Acceptance Notice within sixty (60) days after the Receipt Date or specifies in a timely Acceptance Notice that it elects not to terminate this Agreement as a result of any such Transfer of Control or Transfer Agreement, then this Agreement shall continue in full force and effect as if such deemed Termination Notice was never given.

     If the Receiving Party gives the Acceptance Notice within sixty (60) days after the Receipt Date and specifies therein that it elects to purchase the Terminating Party's interest in this Agreement (a "Purchase Termination"), then this Agreement shall terminate on the Termination Date, at which time the Receiving Party shall pay the Termination Price to the Terminating Party in cash or by wire transfer and the Terminating Party shall execute and deliver to the Receiving Party such instruments of conveyance, assignment and transfer as shall be necessary to transfer to the Receiving Party all of the Termination Party's right, title and interest in and to this Agreement, all permits, contracts and development rights associated with the Development Sites, and such other documents of conveyance as the Receiving Party shall reasonably request to fully consummate the transactions contemplated in this Section. In the event of a Purchase Termination under this Section 7.3, then from the Termination Date to the fifth anniversary of this Agreement, the Receiving Party, by itself or with partners, shall have the exclusive right (which right shall survive any termination of this Agreement) to develop all of the Development Sites and any Facility within any of the Development Areas and neither the Terminating Party nor its Affiliates nor their respective successors or assigns shall have the right during such period, by themselves or with others, to develop any Facility within any Development Area, to acquire an interest in any

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Development Site or in any Facility within a Development Area, or, if the
Terminating Party or its Affiliates already owns an interest in a Development Site, to sell, lease or otherwise transfer such interest to another Person for the development of such Site. The Terminating Party shall execute, and shall cause its Affiliates to execute, from time to time such additional documents as shall be requested by the Receiving Party to further confirm such exclusive development rights.

     SECTION 7.4  TERMINATION AFTER SECOND ANNIVERSARY.

          (a) If the Termination Notice is given after the second anniversary of this Agreement, then the Termination Notice shall include (i) an offer on the part of the Terminating Party to terminate this Agreement and to sell the Terminating Party's entire interest (the "Tendered Interest") in this Agreement and the Development Sites and (ii) the price and terms on which the Terminating Party will sell the Tendered Interest; provided, however, in no event shall such terms provide for a closing within less than 120 nor more than 180 days after the Receipt Date or terms and conditions which differ materially from those typical for the purchase of a 50 percent ownership interest in an ongoing partnership. Within sixty (60) days after the Receipt Date, the Receiving Party shall give a written notice (the "Response") to the Terminating Party stating whether the Receiving Party elects to purchase the Tendered Interest on the terms and conditions set forth in the Termination Notice.

          (b) If the Receiving Party does not elect within such sixty (60) days after the Receipt Date to purchase the Tendered Interest on the terms set forth in the Termination Notice, then the Receiving Party shall be required to sell, and the Terminating Party shall be required to purchase, all of the Receiving Party's interest in this Agreement and the Development Sites on the same terms and conditions as were set forth in the Termination Notice with respect to the Terminating Party's Tendered Interest.

          (c) The election made in the Response shall be binding on all Parties. If there is no Response given within the time specified above, the Receiving Party shall be deemed to have agreed to sell to the Terminating Party as provided in Section 7.4(b) all of the Receiving Party's interests in this Agreement and the Development Sites.

     7.5 CLOSING AND DEFAULT. The purchase and sale of a Party's interests pursuant to Section 7.3 and Section 7.4 shall be closed at the principal office of the Party purchasing such interests on the date specified in the Termination Notice (provided, however, if no closing date is specified in the Termination Notice, then the closing shall occur 180 days after the Receipt Date). The seller of such Party's interests shall convey such interests at the closing free and clear of all liens, security interests and encumbrances.

     7.6 EFFECT ON ONGOING PROJECTS. No termination of this Agreement pursuant to this Article 7 shall effect a termination or sale of any development projects or site development plans as to which the Parties have formed a Development Entity pursuant to Section 3.4(a) hereof. Except as set forth in the charter documents of such Development

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Entity, such Development Entity and the Parties rights, obligations and ownership therein and thereunder shall continue to the same extent and manner as set forth in such charter documents.

                                 ARTICLE VIII
                        REPRESENTATIONS AND WARRANTIES

     SECTION 8.1 REPRESENTATIONS AND WARRANTIES OF CNG. CNG hereby makes the following representations and warranties to DRI:

          (a) CNG is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in those states where the nature of its business requires it to be so qualified and has the legal power and authority to own its properties, to carry on its business as now being conducted, to enter into this Agreement, to carry out the transactions contemplated hereby and to perform and carry out all covenants and obligations on its part to be performed under and pursuant to this Agreement.

          (b) The execution, delivery and performance by CNG of this Agreement have been duly authorized by all necessary corporate action, and do not and will not require any consent or approval of CNG's board of directors or shareholders other than that which has been obtained.

          (c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and compliance with the provisions of this Agreement, do not and will not conflict with or constitute a breach of or a default under, any of the terms, conditions or provisions of any legal requirements, or any organizational documents, agreement, deed of trust, mortgage, loan agreement, other evidence of indebtedness or any other agreement or instrument to which CNG is a party or by which it or any of its property is bound, or result in a breach of or a default under any of the foregoing, and CNG has obtained all permits, licenses, approvals and consents of governmental authorities required for the execution and delivery of this Agreement.

          (d) This Agreement constitutes the legal, valid and binding obligation of CNG enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) There is no pending, or to the knowledge of CNG, threatened action or proceeding affecting CNG before any governmental authority which purports to affect the legality, validity or enforceability of this Agreement.

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     SECTION 8.2  REPRESENTATIONS AND WARRANTIES OF DRI.  DRI hereby makes the following representations and warranties to CNG:

          (a) DRI is a Virginia corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, is qualified to do business in those states where the nature of its business requires it to be so qualified and has the legal power and authority to own its properties, to carry on its business as now being conducted, to enter into this Agreement, to carry out the transactions contemplated hereby and to perform and carry out all covenants and obligations on its part to be performed under and pursuant to this Agreement.

          (b) The execution, delivery and performance by DRI of this Agreement have been duly authorized by all necessary corporate action, and do not and will not require any consent or approval of DRI's board of directors or shareholders other than that which has been obtained.

          (c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and compliance with the provisions of this Agreement, do not and will not conflict with or constitute a breach of or a default under, any of the terms, conditions or provisions of any legal requirements, or any organizational documents, agreement, deed of trust, mortgage, loan agreement, other evidence of indebtedness or any other agreement or instrument to which DRI is a party or by which it or any of its property is bound, or result in a breach of or a default under any of the foregoing, and DRI has obtained all permits, licenses, approvals and consents of governmental authorities required for the execution and delivery of this Agreement.

          (d) This Agreement constitutes the legal, valid and binding obligation of DRI enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) There is no pending, or to the knowledge of DRI, threatened action or proceeding affecting DRI before any governmental authority which purports to affect the legality, validity or enforceability of this Agreement.

                                  ARTICLE IX
                                 MISCELLANEOUS

     SECTION 9.1 TERM. The term of this Agreement shall commence on the date of this Agreement and shall terminate on the fifth anniversary of such date.

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     SECTION 9.2  NOTICES. Notices and communications given pursuant to this
Agreement (including Termination Notices, Acceptance Notices and Responses) shall be in writing and shall be delivered by hand, telefax, commercial courier or registered or certified mail (return receipt requested and postage prepaid), to the following addresses (or at such other address for a party as shall be specified by like notice):

     If to DRI:

     James F. Stutts
     Vice President and General Counsel
     Dominion Resources, Inc.
     120 Tredegar Street
     Richmond, Virginia 23219
     Fax: (804) 819-2233

     with a copy to:

     Michael J. Schewel
     McGuire, Woods, Battle & Boothe, LLP
     901 East Cary Street
     Richmond, Virginia 23219
     Fax: (804) 775-1061

     If to CNG:

     Stephen E. Williams
     Senior Vice President and General Counsel
     Consolidated Natural Gas Company
     CNG Tower
     625 Liberty Avenue
     Pittsburgh, Pennsylvania 15222
     Fax: (412) 690-7633

     with a copy to:

     Gary Jeffries
     Senior Counsel
     Consolidated Natural Gas Company
     CNG Tower
     625 Liberty Avenue
     Pittsburgh, Pennsylvania  15222
     Fax  (412) 316-7230

All such notices shall be deemed to be effective when received or, if acceptance of delivery is refused, upon tender of delivery. Notices given by telecopy shall be followed by a copy of the notice given by overnight courier service.

     SECTION 9.3 AMENDMENT. This Agreement may be amended only in a writing evidenced by the consent of all of the Parties.

     SECTION 9.4 INVALIDITY. If any provision of this Agreement shall be held invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

     SECTION 9.5  BINDING EFFECT.   This Agreement shall be binding upon, and
shall inure to the benefit of, the Parties hereto and their respective successors and assigns.

     SECTION 9.6 PRESS RELEASES. Neither DRI nor CNG shall make any press release or public statement about the Agreement or the transactions contemplated hereby until each party has approved the timing and content of such press release.

     SECTION 9.7 RELATIONSHIP OF PARTIES. It is understood and agreed that the relationship of the Parties is limited to that specifically contained herein. Neither DRI nor CNG nor any of their respective Affiliates, employees or agents shall be construed to be the agent, employee or representative of the other, except as provided in Section 2.4 hereof, and neither Party has the authority to bind the other or to incur any obligation on its behalf. As between the Parties, nothing in this Agreement shall be deemed to constitute any such Party a partner or joint venturer of any other Party or to create a fiduciary relationship between such Parties.

     SECTION 9.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

     SECTION 9.9 FURTHER ASSURANCES. The Parties agree that they will cooperate with each other and will execute and deliver, or cause to be delivered, all such other instruments, and will take such other actions, as any Party hereto may reasonably request from time to time in order to effectuate the provisions and purposes hereof.

     SECTION 9.10 COMPLETE AGREEMENT. This Agreement constitutes the complete and exclusive statement of the agreement among the Parties with respect to the alliance and the parties rights and obligations regarding the Development Sites. It supersedes all prior agreements.

     SECTION 9.11 DEFAULT; EXPENSES OF LITIGATION. If a Party defaults in the performance of its obligations hereunder (including a default by such Party (either directly or through its Affiliates) of the exclusivity provisions hereof), then the non-defaulting Party shall be entitled to all remedies available at law or equity (including specific performance and injunctive relief). If either Party commences litigation to enforce the terms of this Agreement, then the prevailing Party in such litigation shall be entitled to recover from the other Party all legal fees and expenses incurred by the prevailing Party in connection therewith.

     SECTION 9.12 GOVERNING LAW, JURISDICTION. This Agreement shall be governed by the laws of the State of New York, without giving effect to its choice of laws rules. Furthermore, each Party agrees to subject itself to the jurisdiction of the courts of the State of New York and has designated an agent for service of process.

     SECTION 9.13 GUARANTY OF CONSOLIDATED NATURAL GAS COMPANY. Within 5 business days of the date hereof, CNG shall cause Consolidated Natural Gas Company to deliver to DRI a guaranty supporting performance of all of CNG's obligations under this Agreement. Such guaranty shall be acceptable in form and substance to DRI in its reasonable discretion.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     WITNESS the following signatures.


                         CNG POWER COMPANY


                         By: /s/ Thomas E. Dodd
                            --------------------------------------
                         Name:  Thomas E. Dodd
                         Title: Vice President and General Manager


                         DOMINION RESOURCES, INC.


                         By: /s/ Thomas N. Chewning
                            --------------------------------------
                         Name:  Thomas N. Chewning
                         Title: Executive Vice President

                                                                       EXHIBIT A

--------------------------------------------------------------------------------------------------------------
STATE, SITE                NAME OF SITE           UTILITY CONNECTION       COMMENTS
NUMBER                 LATITUDE & LONGITUDE
                                                                          ------------------------------------
                                                                              Transmission Interface Point
--------------------------------------------------------------------------------------------------------------
 OH-1                     Warren County          CG&E, CSP(AEP),           Non-attainment area, put back on
                                                 DP&L [Joint               list at request of market team
                                                                          ------------------------------------
                                                 ownership line]           345 Kv line between Fostor and
                                                                           Greene Substations
--------------------------------------------------------------------------------------------------------------
 OH-2               Clinton County               CG&E, CSP(AEP),           Possible access to Cinergy via
                    39d31m long, 83d53m lat      DP&L [Joint               joint ownership line (56 percent
                                                 ownership line]           loaded line)
                                                                           345 Kv line between Clinton and
                                                                           Greene Substations
--------------------------------------------------------------------------------------------------------------
 OH-2a              Washington Compressor        Dayton P&L or AEP         Electric transmission is an issue,
                    Station/ Fayette County                                CNG owns 60 acres
--------------------------------------------------------------------------------------------------------------
 OH-3               Pickaway County, west        CG&E, CSP(AEP),           OH Commission likes, possible
                    39d42m39.1s long,            DP&L [Joint               access to Cinergy
                                                                          ------------------------------------
                    83d10m38.4s lat              ownership line]           345Kv tie line between Stuart and
                                                                           Beatty substations
--------------------------------------------------------------------------------------------------------------
 OH-4               Pickaway County, east        CG&E, CSP(AEP),           OH Commission likes, possible line
                    39d45m38s long 82d59m20s     DP&L [Joint               to Cinergy
                                                                          ------------------------------------
                    lat                          ownership line]           345KV line between Marquis and
                                                                           Bixby substations
--------------------------------------------------------------------------------------------------------------
 OH-4a              Groveport Compressor         Dayton P&L or AEP         CNG owns 20 acres, on 138KV line,
                    Station/Fairfield County                               in flood plain
--------------------------------------------------------------------------------------------------------------
 OH-5               Fairfield County, west       Dayton P&L or AEP         Inside AEP, access to joint
                                                                           ownership line
--------------------------------------------------------------------------------------------------------------
 OH-6               Fairfield County, east       Dayton P&L or AEP         Inside AEP, access to joint
                                                                           ownership line
--------------------------------------------------------------------------------------------------------------
 OH-7               Newark Compressor            AEP                       CNG owns 89 acres, access to joint
                    Station/Licking County                                 ownership line, arch. site on
                                                                           property
--------------------------------------------------------------------------------------------------------------
 OH-8               Muskingum County             AEP                       In AEP
--------------------------------------------------------------------------------------------------------------
 OH-9               Coshocton County             AEP                       In AEP, non-attainment for SO2
--------------------------------------------------------------------------------------------------------------
 OH-9a              Gilmore Compressor           AEP                       138KV transmission
                    Station/Tuscarawas
--------------------------------------------------------------------------------------------------------------
 OH-10              Carroll Compressor           AEP                       CNG owns 101 acres, inside AEP,
                    Station, Carroll County                                765Kv line
--------------------------------------------------------------------------------------------------------------
 OH-11              Carroll County, east         First Energy              Possible non-attainment for SO2
                                                                           and PM10
                                                                          ------------------------------------
                                                                           345Kv line between Sammis and
                                                                           South Canton substations
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 STATE, SITE               NAME OF SITE           UTILITY CONNECTION          COMMENTS
 NUMBER                LATITUDE & LONGITUDE
                                                                          ------------------------------------
                                                                              Transmission Interface Point
--------------------------------------------------------------------------------------------------------------
 OH-12              Jefferson County             Ohio Edison               Non-attainment for SO2 & PM10
--------------------------------------------------------------------------------------------------------------
 OH-13              Columbiana County,           First Energy              Ohio Commission likes
                                                                          ------------------------------------
                    west                                                   345Kv line between Sammis and
                                                                           Highland substations
--------------------------------------------------------------------------------------------------------------
 OH-14              Columbiana County, central   Duquesne/First             Ohio Commission likes
                                                 Energy or First
                                                                          ------------------------------------
                                                 Energy                    345Kv tie line between Beaver
                                                                           Valley and Hanna substations or
                                                                           345 KV line between Mansfield and
                                                                           Champerlain substations
--------------------------------------------------------------------------------------------------------------
 OH-15              Columbiana County, east      First Energy              Ohio Commission likes
                    40d47m long,
                                                                          ------------------------------------
                    80d32m30s lat                                          345Kv line between Mansfield and
                                                                           Highland substations
--------------------------------------------------------------------------------------------------------------
 OH-16              Orrville Site, Wayne         AEP                       138KV transmission, gas issues
                    County
--------------------------------------------------------------------------------------------------------------
 OH-17              WCI Steel Site, Trumball                                     Possible cogen, DE will
                    County                                                             investigate
--------------------------------------------------------------------------------------------------------------
 OH-18              Wood County                  Toledo Edision/First          CNG owns 500 acres, access
                                                 Energy                              through LDC
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
STATE, SITE NUMBER         NAME OF SITE           UTILITY CONNECTION    COMMENTS
                       LATITUDE & LONGITUDE
                                                                      --------------------------------------
                                                                            Transmission Interface Point
------------------------------------------------------------------------------------------------------------
PA-1                Greene County               Allegheny
                                                                      --------------------------------------
                    39d47m14s long, 80d24m46s                           500KV line between Kammer and Ft.
                    lat                                                 Martin substations or the 500Kv
                                                                        line between the Harrison or Wylie
                                                                        Ridge substations
------------------------------------------------------------------------------------------------------------
PA-2                South Bend Facility/        Allegheny/PJM or PJM      On border w/ PJM, near Keystone
                    Indiana County                                          Station, CNG owns 100 acres
                                                                      --------------------------------------
                    40d40m long, 79d21m lat                             500Kv tie line between the Keystone
                                                                         and Yukon substations or the 500Kv
                                                                           line between the Keystone and
                                                                               Conemaugh substations
------------------------------------------------------------------------------------------------------------
PA-3                Jefferson County            Penn Electric
------------------------------------------------------------------------------------------------------------
PA-4                Clearfield County           Penn Electric          Environmental Issues
------------------------------------------------------------------------------------------------------------
PA-5                Elk County                  Allegheny
------------------------------------------------------------------------------------------------------------
PA-6                McKean County               Allegheny
------------------------------------------------------------------------------------------------------------
PA-7                Potter County               Allegheny
------------------------------------------------------------------------------------------------------------
PA-8                Tioga County                Penn Electric          Transmission may be an issue
------------------------------------------------------------------------------------------------------------
PA-9                Beaver Compressor           Dusquense              Non-attainment 03, CO, SO2, PM-10;
                    Station//Beaver County                             CNG owns 300 acres
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                       Note:  All PA. Will be non
                                                                       attainment for ozone, market in PJM
                                                                       west is not attractive
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
STATE, SITE          NAME OF SITE           UTILITY CONNECTION       COMMENTS
NUMBER           LATITUDE & LONGITUDE
                                                                     ---------------------------------
                                                                     Transmission Interface Point
------------------------------------------------------------------------------------------------------
WV-1               Pleasants County         Allegheny or             Possible interface site between
                                            Allegheny to AEP         AEP and Allegheny, 500Kv line
                                                                     ---------------------------------
                                            interface                500 Kv line between the Belmont
                                                                     and Harrison substations or the
                                                                     500 Kv tie line at the Belmont
                                                                     substation
------------------------------------------------------------------------------------------------------
WV-2               Marshall/Wetzel County   AEP
------------------------------------------------------------------------------------------------------
WV-3               Marshall County          AEP
------------------------------------------------------------------------------------------------------
WV-4               Doddridge/Tyler County   Allegheny                    500Kv transmission, gas
                                                                                constraints
                                                                     ---------------------------------
                                                                       500Kv line between the Belmont
                                                                          and Harrison substations
------------------------------------------------------------------------------------------------------
WV-5               Doddridge County         Allegheny                    500Kv transmission, gas
                                                                                constraints
                                                                     ---------------------------------
                                                                       500Kv line between the Belmont
                                                                          and Harrison substations
------------------------------------------------------------------------------------------------------
WV-6               Harrison County          Allegheny
------------------------------------------------------------------------------------------------------
WV-7               Marion County            Allegheny                Gas constraints
------------------------------------------------------------------------------------------------------
WV-8               Taylor/Preston County    Allegheny                Gas Constraints plus close to
                                                                     Class 1 area
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
STATE, SITE          NAME OF SITE           UTILITY CONNECTION       COMMENTS
NUMBER           LATITUDE & LONGITUDE
                                                                     ---------------------------------
                                                                     Transmission Interface Point
------------------------------------------------------------------------------------------------------
NY-1             Montgomery County          Niagara Mohawk           West of constraint
                                                                     ---------------------------------
                 42d54m long                                         345Kv line between Scotland and
                 74d18m lat                                          Edic substations or 345 Kv (built
                                                                     to 765) line between Scotland and
                                                                     Marcy substations
------------------------------------------------------------------------------------------------------
NY-2             Schenectady County         Niagara Mohawk           West of constraint
                                                                     ---------------------------------
                 42d50m long                                         230 Kv line between Porter and
                 74d3m lat                                           Rotterdam substations
------------------------------------------------------------------------------------------------------
NY-3             Albany County              Niagara Mohawk           West of constraint
                                                                     ---------------------------------
                 42d45m long                                         345Kv line between Scotland and
                 74d07m30s lat                                       Edic substations or 345 Kv (built
                                                                     to 765) line between Scotland and
                                                                     Marcy substations
------------------------------------------------------------------------------------------------------
NY-4             Rensselear County,         Niagara Mohawk or NY
                 north 42d41m long          State Electric & Gas
                                                                     ---------------------------------
                 73d42m30s lat                                       345Kv line between Alps and
                                                                     Reynolds substations
------------------------------------------------------------------------------------------------------
NY-5             Rensselear County,         Niagara Mohawk or NY
                 south 42d41m long          State Electric & Gas
                                                                     ---------------------------------
                 73d42m30s lat                                       345 Kv line between Alps and
                                                                     Scotland substations
------------------------------------------------------------------------------------------------------
NY-6             Rochester                  Rochester Gas & Elec.    DE will investigate
                                            Or Niagara Mohawk
                                                                     ---------------------------------
                                                                                  Later
------------------------------------------------------------------------------------------------------
NY-7             Utica                                               West of transmission constraint
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------